SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 8, 2006
Date of Report (Date of earliest event reported)

United Security Bancshares
(Exact Name of Registrant as Specified in its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-32987	91-2112732
(Commission File Number)	(IRS Employer Identification No.)

1525 E. Shaw Avenue	93710
(Address of Principal Executive Office)	(Zip Code)

559-248-4943
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Material Definitive Agreement

On March 8, 2006, the Company entered into an Employee Agreement with Dennis R. Woods, Chairman, President, and Chief Executive Officer of the Company. The three-year Employment Agreement commences January 1, 2006, and includes among other things, and annual salary of $360,000, executive incentive compensation based upon the Company’s after tax net income, and 25,000 shares in incentive stock options. A copy of such Employment Agreement is attached, and incorporated herein by reference as Exhibit 10.1

Item 9.01	Financial Statements and Exhibits.

(d)                    Exhibits.

EXHIBIT #     10.1   Employee Agreement for Dennis R. Woods dated March 8, 2006

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

United Security Bancshares

Date: November 7, 2006	By:	/s/ Ken Donahue

Senior Vice President &
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #	DESCIPTION

10.1	Employee Agreement for Dennis R. Woods dated March 8, 2006